THIRD QUARTER 2022 RESULTS NASDAQ: FULT Data as of or for the period ended September 30, 2022 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2022 Outlook "contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission (the "SEC") and are or will be available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 3 3Q22 2Q22 3Q21 (dollars in thousands, except per-share data) Net Interest Income $215,582 $178,831 $171,270 Provision for Credit Losses 18,958 1,500 (600) Non-Interest Income 59,215 58,383 62,577 Securities Gains (53) 8 — Non-Interest Expense 162,552 148,703 144,596 Merger-Related Expenses 7,006 1,027 — Income before Income Taxes 86,228 85,992 89,851 Income Taxes 15,357 16,003 14,268 Net Income 70,871 69,989 75,583 Preferred Stock Dividends (2,562) (2,562) (2,562) Net Income Available to Common Shareholders $68,309 $67,427 $73,021 Net income available to common shareholders, per share (diluted) $0.40 $0.42 $0.45 Operating net income available to common shareholders, per share (diluted)(1) $0.48 $0.42 $0.45 ROAA 1.07% 1.10% 1.13% Operating ROAA(1) 1.25% 1.11% 1.13% ROAE 11.24% 11.57% 11.45% ROAE (tangible)(1) 17.31% 15.23% 14.56% Efficiency ratio(1) 57.8% 61.4% 60.3%

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Deposits and Borrowings & Cost of Funds ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 4 $22 $22 $21 $22 $22 $1 $1 $1 $1 $1 0.22% 0.21% 0.21% 0.20% 0.31% 0.12% 0.11% 0.11% 0.11% 0.18% Cost of Deposits Cost of Funds Borrowings Deposits 3Q21 4Q21 1Q22 2Q22 3Q22 $0 $5 $10 $15 $20 $25 0.00% 0.20% 0.40% 0.60% $171 $166 $161 $179 $216 2.82% 2.77% 2.78% 3.04% 3.54% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 3Q21 4Q21 1Q22 2Q22 3Q22 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $18 $18 $18 $19 $20 $6 $6 $6 $5 $5 3.03% 2.96% 2.98% 3.24% 3.83% Loans Securities & Other Interest-Earning Asset Yield (FTE) 3Q21 4Q21 1Q22 2Q22 3Q22 $5 $10 $15 $20 $25 2.00% 4.00% 6.00% 8.00%

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans 51. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 2. Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation. $(1) $(5) $(7) $2 $19 3Q21 4Q21 1Q22 2Q22 3Q22 $(10) $(5) $— $5 $10 $15 $20 $150 $152 $161 $174 $193 0.82% 0.83% 0.87% 0.92% 0.98% NPL NPLs/Loans 3Q21 4Q21 1Q22 2Q22 3Q22 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% $(2) $3 $(1) $(4) $0 -0.05% 0.07% -0.02% -0.08% 0.01% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 3Q21 4Q21 1Q22 2Q22 3Q22 $0 $10 $20 $30 $40 (1.00)% (0.50)% 0.00% 0.50% 1.00% 171% 164% 151% 143% 138% 1.45% 1.38% 1.33% 1.32% 1.36% 1.41% 1.36% 1.32% 1.31% 1.35% ACL/NPLs ACL/Loans excl PPP(2) ACL/Loans 3Q21 4Q21 1Q22 2Q22 3Q22 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25%

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended September 30, 2022 (percent of total non-interest income) 6 Non-interest income increased 1% from 2Q22(1) Increases in: n Commercial banking merchant and card income and cash management fees. n Consumer banking overdraft and debit card fees. Decreases in: n Wealth management revenues due to a decline in the market value of assets under management. 30% 6% 23% 35% 6% Wealth Management Mortgage Banking Consumer Banking Commercial Banking Other 3Q22 2Q22 Change (dollars in thousands) n Commercial Banking $20,808 $20,359 $449 n Wealth Management 17,610 18,274 (664) n Consumer Banking 13,275 12,472 803 n Mortgage Banking 3,720 3,768 (48) n Other 3,802 3,510 292 Total $59,215 $58,383 $832

NON-INTEREST EXPENSE(1) Three months ended September 30, 2022 (percent of total non-interest expense) 7 57% 9% 10% 6% 18% Salaries and Benefits Occupancy Data Processing and Software Other Outside Services Other 3Q22 2Q22 Change (dollars in thousands) n Salaries and Benefits $94,283 $85,404 $8,879 n Data Processing and Software 15,807 14,685 1,122 n Occupancy 14,025 13,587 438 n Other Outside Services 9,361 8,764 597 n Other 29,076 26,263 2,813 Total $162,552 $148,703 $13,849 Non-interest expense, excluding merger-related expenses, increased 9% from 2Q22 Driven primarily by: n Salaries and benefits primarily as a result of additional performance-based accruals of $2.6 million and a full-quarter of Prudential Bancorp salaries and benefits costs of approximately $2.0 million. The total impact on non-interest expense from Prudential Bancorp for the third quarter of 2022 was $3.6 million. n Other expense primarily due to an $0.8 million increase in charitable contributions expense due to a $1.0 million contribution made to the Fulton Forward Foundation in the third quarter of 2022. n Data processing and software and other outside services primarily driven by investments made in technology and system solutions of $1.7 million. . (1) Excluding merger-related expenses

CAPITAL POSITION REMAINS STRONG(1) 8 1. Regulatory capital ratios and excess capital amounts as of September 30, 2022 are preliminary. 2. Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. 9.3% 10.0% 10.9% 13.7% Regulatory Minimums Excess(2) Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $1,096 $527 $661 $697 (as of September 30, 2022) ($ in millions)

2022 OUTLOOK(4) 9 Net interest income: $770 - $780 million(1) Non-interest income: $225 - $230 million(2) Non-interest expense: $615 - $620 million(3) Effective tax rate: 18.0% +/- (1) Assumes Fed Funds Rate increases of: 75 bps in November 2022 and 50 bps in December 2022. Updated as of 3Q 2022; previously $745 - $760 million. (2) Excludes investment securities gains. Updated as of 3Q 2022; previously $220 - $230 million. (3) Updated as of 3Q 2022; previously $600 - $610 million. (4) Incorporates impact of the acquisition of Prudential Bancorp, Inc. on July 1, 2022. Non-interest expense excludes merger-related costs of $17.0 million to $18.0 million.

NON-GAAP RECONCILIATION 10 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Sep 30 Jun 30 Sep 30 2022 2022 2021 Operating net income available to common shareholders Net income available to common shareholders $68,309 $67,427 $73,021 Plus: Core deposit intangible amortization, net of tax 406 — — Plus: Merger-related expenses, net of tax 5,535 811 — Plus: CECL day 1 provision expense, net of tax 6,283 — — Operating net income available to common shareholders (numerator) $80,533 $68,238 $73,021 Weighted average shares (diluted) (denominator) 168,781 162,075 163,456 Operating net income available to common shareholders, per share (diluted) $0.48 $0.42 $0.45

NON-GAAP RECONCILIATION 11 (dollars in thousands) Three months ended Sep 30 Jun 30 Sep 30 2022 2022 2021 Operating return on average assets Net income $70,871 $69,989 $75,583 Plus: Core deposit intangible amortization, net of tax 406 — — Plus: Merger-related expenses, net of tax 5,535 811 — Plus: CECL day 1 provision expense, net of tax 6,283 — — Operating net income (numerator) $83,095 $70,800 $75,583 Total average assets (denominator) $26,357,095 $25,578,432 $26,440,876 Operating return on average assets, annualized 1.25% 1.11% 1.13%

NON-GAAP RECONCILIATION 12 Three months ended (dollars in thousands) Sep 30 Jun 30 Sep 30 2022 2022 2021 Return on average common shareholders' equity (tangible) Net income available to common shareholders $68,309 $67,427 $73,021 Plus: Merger-related expenses, net of tax 5,535 811 — Plus: Intangible amortization, net of tax 545 140 118 Plus: CECL day 1 provision expense, net of tax 6,283 — — Operating net income available to common shareholders (numerator) $80,672 $68,378 $73,139 Average shareholders' equity $2,604,057 $2,531,346 $2,722,833 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (562,285) (537,786) (536,772) Average tangible common shareholders' equity (denominator) $1,848,894 $1,800,682 $1,993,183 Return on average common shareholders' equity (tangible), annualized 17.31% 15.23% 14.56%

NON-GAAP RECONCILIATION 13 (dollars in thousands) Three months ended Sep 30 Jun 30 Sep 30 Efficiency ratio 2022 2022 2021 Non-interest expense $169,558 $149,730 $144,596 Less: Amortization of tax credit investments (696) (696) (1,546) Less: Intangible amortization (690) (177) (150) Less: Merger-related expenses (7,006) (1,027) — Non-interest expense (numerator) $161,166 $147,830 $142,900 Net interest income $215,582 $178,831 $171,270 Tax equivalent adjustment 3,970 3,427 3,114 Plus: Total non-interest income 59,162 58,391 62,577 Less: Investment securities (gains) losses, net 53 (8) — Total revenue (denominator) $278,767 $240,641 $236,961 Efficiency ratio 57.8% 61.4% 60.3% Sep 30 Jun 30 Mar 31 Dec 31 Sep 30 Asset Quality, excluding PPP 2022 2022 2022 2021 2021 ACL - loans (numerator) $266,838 $248,564 $243,705 $249,001 $256,727 Net loans $19,695,199 $18,920,950 $18,476,119 $18,325,350 $18,269,407 Less: PPP loans (32,090) (72,423) (164,277) (301,253) (590,447) Total adjusted loans (denominator) $19,663,109 $18,848,527 $18,311,842 $18,024,097 $17,678,960 ACL - loans to total adjusted loans 1.36% 1.32% 1.33% 1.38% 1.45%